UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 27, 2010 (July 23, 2010)

Metro Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50961	25-1834776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 Paxton Street, Harrisburg, Pennsylvania	17111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	800-653-6104

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

An amended and restated 2006 Employee Stock Option and Restricted Stock Plan ("Plan") was approved by shareholders of Metro Bancorp, Inc. at the 2010 Annual Meeting of Shareholders held on July 23, 2010.  In addition to other changes, the amended and restated Plan allows the Board of Directors to award restricted stock as part of the Plan. A description of the terms and conditions, including a description of how the Compensation Committee determines awards to the Company's principal executive officer, principal financial officer and the other named executive officers pursuant to the Plan, is incorporated herein by reference to the description of the Plan in the Company's Proxy Statement filed with the Securities and Exchange Commission on June 7, 2010.

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2010 Annual Meeting (the "Annual Meeting") of Shareholders of Metro Bancorp, Inc. ("Metro") was held on July 23, 2010. At the Annual Meeting, shareholders approved all of management’s proposals outlined in Metro’s June 7, 2010 Proxy Statement which included: (1) the election of eight directors to serve until the 2011 Annual Meeting; (2) approval of 2011 Director Stock Option Plan; (3) amendment and restatement of the 2006 Employee Stock Option and Restricted Stock Plan; and (4) ratification of the appointment of ParenteBeard LLC as Metro’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

The results of the shareholders’ votes are reported below:

1.	With respect to the election of eight directors, the following directors were elected by the indicated votes:

Name of Nominee	For	Withheld	Broker Non-Vote
James R. Adair	8,055,575	176,787	4,192,035
John J. Cardello, CPA	8,055,575	176,787	4,192,035
Douglas S. Gelder	8,024,830	207,532	4,192,035
Alan R. Hassman	8,046,688	185,674	4,192,035
Howell C. Mette, Esq.	8,051,349	181,013	4,192,035
Gary L. Nalbandian	8,047,519	184,843	4,192,035
Michael A. Serluco	8,044,423	187,939	4,192,035
Samir J. Srouji, M.D.	8,050,197	182,165	4,192,035

2.	With respect to the approval of the 2011 Director Stock Option Plan, the votes were as follows:

For	Against	Abstain	Broker Non-Vote

6,414,121	1,784,232	34,009	4,192,035

3.	With respect to the approval of the amendment and restatement of the 2006 Employee Stock Option and Restricted Stock Plan, the votes were as follows:

For	Against	Abstain	Broker Non-Vote

6,291,186	1,920,409	20,767	4,192,035

4.
With respect to the ratification of the appointment of ParenteBeard LLC as Metro’s independent registered public accounting firm for the fiscal year ending December 31, 2010, the votes were as follows:

For	Against	Abstain	Broker Non-Vote

12,131,564	160,642	130,961	1,230

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metro Bancorp, Inc.
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(Registrant)

Date: July 27, 2010	/s/ Mark A. Zody
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Mark A. Zody
Chief Financial Officer